                                                                    EXHIBIT 99.3


                               DAXBOURNE LIMITED

                             FINANCIAL STATEMENTS

                  NINE MONTHS ENDED 27/TH/ SEPTEMBER 1997 AND
                            30/TH/ SEPTEMBER 1996
                                  (UNAUDITED)

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
   FOR THE NINE MONTHS ENDED 27/TH/ SEPTEMBER 1997 AND 30/TH/ SEPTEMBER 1996

                                                           NINE MONTHS         NINE MONTHS
                                                          ENDED 27/TH/        ENDED 30/TH/
                                                         SEPTEMBER 1997      SEPTEMBER 1996
                                                         --------------      --------------
Turnover                                                (Pounds)2,234,813   (Pounds)2,440,716
Cost of sales                                                     687,702             829,362
                                                                  -------             -------
     Gross profit                                               1,547,111           1,611,354


Selling, general and administrative
expenses                                                        1,132,200           1,338,175
                                                                ---------           ---------
     Operating profit                                             414,911             273,179

Interest income (expense), net                                     16,626             (24,663)
                                                                   ------             -------
      Profit on ordinary activities before
      taxation                                                    431,537             248,516


Taxation                                                          116,440             109,877
                                                                  -------             -------
                                                                  315,097             138,639

Dividends                                                        (360,000)                ---
                                                                 --------                 ---
                                                          ((Pounds)44,903)    (Pounds)138,639
                                                          ===============     ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
             AS OF 27/TH/ SEPTEMBER 1997 AND 31/ST/ DECEMBER 1996

                                                27/th/ SEPTEMBER,        31/st/ DECEMBER,
                                                     1997                     1996
                                                     ----                     ----
Fixed Assets
------------
    Tangible assets                             (Pounds)310,144          (Pounds)308,141
                                                ===============          ===============

Current assets
--------------
    Stocks                                              345,483                  609,935
    Debtors                                             262,911                  304,154
    Cash and cash equivalents                           471,674                  476,428
                                                        -------                  -------
                                                      1,080,068                1,390,517
                                                      ---------                ---------

Current liabilities
-------------------
    Amounts falling due within one year                 315,003                  578,546
                                                        -------                  -------
        Net Current Assets                              765,065                  811,971
                                                        -------                  -------

    Total Assets Less Liabilities             (Pounds)1,075,209        (Pounds)1,120,112
                                              =================        =================

Capital Reserves
----------------
    Share capital                                           500                      500
    Reserves                                          1,074,709                1,119,612
                                                      ---------                ---------
                                              (Pounds)1,075,209        (Pounds)1,120,112
                                              =================        =================

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

             UNAUDITED CONDENSED CONSOLIDATED CASH FLOW STATEMENTS
   FOR THE NINE MONTHS ENDED 27/TH/ SEPTEMBER 1997 AND 30/TH/ SEPTEMBER 1996

                                                      NINE MONTHS       NINE MONTHS
                                                     ENDED 27/TH/      ENDED 30/TH/
                                                    SEPTEMBER 1997    SEPTEMBER 1996
                                                    --------------    --------------
NET CASH INFLOW FROM OPERATING ACTIVITIES           (Pounds)533,259   (Pounds)400,515

TAXATION
   Corporation tax paid                                    (151,586)         (182,141)
                                                            -------           -------
NET CASH INFLOW BEFORE FINANCING                            381,673           218,374

FINANCING
   Purchase of fixed assets                                 (26,427)          (44,478)
   Dividend                                                (360,000)              ---
                                                            -------               ---
NET CASH OUTFLOW FROM FINANCING                            (386,427)          (44,478)
                                                            -------            ------
INCREASE IN CASH AND CASH EQUIVALENTS               ((Pounds) 4,754)  (Pounds)173,896
                                                    ===============   ===============

RECONCILIATION OF OPERATING PROFIT TO NET CASH
INFLOW FROM OPERATING ACTIVITIES:

   Operating profit                                 (Pounds)431,537   (Pounds)248,516
   Depreciation and amortization                             17,580           156,318
   Loss on disposal of fixed assets                           6,844             7,319
   (Increase)/decrease in debtors                            20,847           (61,101)
   Increase/(decrease) in creditors                        (208,001)         (114,520)
   (Increase)/decrease in stocks                            264,452           163,983
                                                            -------           -------
Net cash inflow from operating activities           (Pounds)533,259   (Pounds)400,515
                                                    ===============   ===============

ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS
DURING THE YEAR

   Balance brought forward                          (Pounds)476,428   (Pounds)300,601
   Net cash inflow / (outflow)                               (4,754)          173,896
                                                              -----           -------
   Balance carried forward                          (Pounds)471,674   (Pounds)474,497
                                                    ===============   ===============

                               DAXBOURNE LIMITED
                           AND SUBSIDIARY COMPANIES

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


1.   Basis of Presentation

     These unaudited condensed consolidated financial statements should be read in conjunction with the Annual Report for the fiscal year ended April 30, 1997. Certain information and footnote disclosures normally included in consolidated financial statements have been condensed or omitted.

     The financial statements for the nine months ended September 27, 1997 and September 30, 1996 are unaudited but include, in the Company's opinion, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results for the periods presented.

2.   Accounting Policies

     The accounting policies underlying the financial statements are those set forth in Note 1 of the financial statements included in the Company's Annual Report for the year ended April 30, 1997.

3. The Historical Daxbourne Limited Financial Statements are presented using generally accepted accounting principles of the United Kingdom. In management's opinion, there are no material variations in the accounting principles, practices and methods used in preparing these financial statements from the principles, practices and methods accepted in the United States.